Delivering value through strategic and disciplined growth 2022 Piper Sandler Investor Meeting June 1, 2022

2 Nasdaq: BMRC Forward-Looking Statements This discussion of financial results includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the "1933 Act") and Section 21E of the Securities Exchange Act of 1934, as amended, (the "1934 Act"). Those sections of the 1933 Act and 1934 Act provide a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their financial performance so long as they provide meaningful, cautionary statements identifying important factors that could cause actual results to differ significantly from projected results. Our forward-looking statements include descriptions of plans or objectives of management for future operations, products or services, and forecasts of revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "intend," "estimate" or words of similar meaning, or future or conditional verbs preceded by "will," "would," "should," "could" or "may." Forward-looking statements are based on management's current expectations regarding economic, legislative, and regulatory issues that may affect our earnings in future periods. A number of factors, many of which are beyond management’s control, could cause future results to vary materially from current management expectations. Such factors include, but are not limited to, general economic conditions and the economic uncertainty in the United States and abroad, including economic or other disruptions to financial markets caused by acts of terrorism, war or other conflicts such as Russia's military action in Ukraine, impacts from inflation, supply change disruptions, changes in interest rates, California's unemployment rate, deposit flows, real estate values, and expected future cash flows on loans and securities; costs or effects of acquisitions; competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation; our borrowers’ actual payment performance as loan deferrals related to the COVID-19 pandemic expire, including the potential adverse impact of loan modifications and payment deferrals implemented consistent with recent regulatory guidance; natural disasters (such as wildfires and earthquakes in our area); adverse weather conditions; interruptions of utility service in our markets for sustained periods; and other economic, competitive, governmental, regulatory and technological factors (including external fraud and cybersecurity threats) affecting our operations, pricing, products and services; and successful integration of acquisitions. Important factors that could cause results or performance to materially differ from those expressed in our prior forward-looking statements are detailed in ITEM 1A, Risk Factors section of our December 31, 2021 Form 10-K as filed with the SEC, copies of which are available from us at no charge. Forward- looking statements speak only as of the date they are made. We do not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made or to reflect the occurrence of unanticipated events. GAAP to Non-GAAP Financial Measures This presentation includes some non-GAAP financial measures as shown on page 13 of this presentation. Please refer to the reconciliation of GAAP to Non-GAAP financial measures included on page 31 of our Form 10-Q under Item 2 - Management’s Discussion and Analysis of Financial Condition and Results of Operations filed with the SEC on May 9, 2022 and on page 28 of our Form 10-K under Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations filed with the SEC on March 15, 2022.

Bank of Marin Bancorp Recent awards: FIVE STAR BANK BAUER 3 Nasdaq: BMRC Headquarters Novato, California Marin County, North of San Francisco Employees, full-time equivalent 312 Assets $4.3 billion Market Capitalization $561.3 million Ticker BMRC (Nasdaq Capital Markets) Founded 1989 First branch opened in 1990 COMMUNITY BANKERS CUP AWARD 2014 - 2015 - 2016 Piper Sandler Sm-All Stars: Class of 2020 SINCE 2003 (As of March 31, 2022)

Tim Myers President & Chief Executive Officer •26 years in finance and banking •15 years with Bank of Marin Rich Lewis EVP, Chief Information Officer •25 years in financial services •Joined Bank of Marin in 2020 Tani Girton EVP, Chief Financial Officer •36 years in financial services •8 years with Bank of Marin Over 265 Years of Combined Management Experience Through Various Economic Cycles 4 Nasdaq: BMRC Misako Stewart EVP, Chief Credit Officer •30 years in banking •8 years with Bank of Marin Nancy Rinaldi Boatright SVP, Corporate Secretary •50 years in banking •19 years with Bank of Marin Bob Gotelli EVP, Human Resources •27 years of human resources experience •21 years with Bank of Marin Nikki Sloan EVP, Commercial Banking •27 years in banking •Joined Bank of Marin in 2021 Brandi Campbell SVP, Retail Banking •31 years in banking •Joined Bank of Marin in 2019 Andrea Henderson FVP, Director of Marketing •14 years of marketing experience •Joined Bank of Marin in 2018

5 Nasdaq: BMRC • 31 retail branches and 8 commercial banking offices located across 10 counties. • Sound underwriting produces a high-quality loan portfolio with low credit costs and stable earnings. • Strong deposit base with low- cost funding source for lending activity. Delivering a relationship and community focused banking model on a regional scale (loan production office) (loan production office)

6 Nasdaq: BMRC Balanced Approach to Growth Creates Long-Term Value 5 year average annual return: 3.94%1 1As of March 31, 2022 10 year average annual return: 8.45%1 Total annual shareholder return averages 9.98% over 20 years1 As of 5/31/22 the stock price was $32.90 Book Value per Common Share Closing Stock Price 1990 1995 2000 2005 2010 2015 2020 $— $10.00 $20.00 $30.00 $40.00 $50.00 $35.071 $26.271 Share and per share data have been adjusted to reflect the two-for-one stock split effective in 2018.

Prudent, Sustainable Model for Loan Growth 7 Nasdaq: BMRC ($ billions) Five-year compound annual loan growth rate: 8.31% 2 1 Net of $993 thousand in unrecognized PPP loan fees and costs. 2 Compounded annual growth rate from March 31, 2017 to March 31, 2022. PPP Loans: $40.6 million 1 Excluding PPP: $2.16 billion $1.68 $1.76 $1.84 $2.09 $2.26 $2.20 2017 2018 2019 2020 2021 Q1 2022 Total Loans 2017 2018 2019 2020 2021 Q1 2022 NPAs / Total Assets 0.02% 0.03% 0.01% 0.32% 0.21% 0.20 % NCO / Average Loans 0.01% — % — % — % — % — % Disciplined Underwriting Standards Mitigate Risk and Produce Strong Asset Quality Through Economic Cycles 3 Includes ARB loan base acquired in Q3 2021. 33

Paycheck Protection Program ("PPP") Portfolio 8 Nasdaq: BMRC PPP Status Update ($ in millions) Bank of Marin and American River Bank Combined Number Dollar Amount Total Originated PPP1 2,290 $ 388.1 PPP2 1,266 162.2 Totals 3,556 $ 550.3 Forgiven and paid off as of 3/31/2022 PPP1 2,269 $ 384.5 PPP2 1,096 125.2 Totals 3,365 $ 509.7 Remaining as of 3/31/2022 PPP1 21 $ 3.6 PPP2 170 37.0 Totals 191 $ 40.6 ◦ Bank of Marin and American River Bank originated a combined total of 3,556 loans amounting to $550.3 million in two rounds of SBA PPP loan financing. Of these amounts, as of March 31, 2022 there were 191 loans outstanding totaling $40.6 million (net of $993 thousand in unrecognized fees and costs). ◦ The majority of remaining PPP loans are expected to be forgiven in 2022.

Low-Cost Deposit Base: A Key Competitive Advantage ($ billions) 9 Nasdaq: BMRC 1 Compounded annual growth rate from March 31, 2017 to March 31, 2022. Q1 2022 Cost of Deposits 0.06% Five-year compound annual deposit growth rate: 17.83%1 Total Dep osits $2.15 $2.17 $2.34 $2.50 $3.81 $3.86 2017 2018 2019 2020 2021 Q1 2022 Non-Interest Bearing DDA, 51% Savings, 9% Money Market, 29% Time Deposits, 4% Interest Bearing DDA , 8% 2 2 Includes ARB deposit base acquired in Q3 2021. 2

Low Efficiency Ratio Demonstrates Disciplined Expense Control 10 Nasdaq BMRC 1 Peer group includes major exchange-traded Western region banks with assets of $1 billion to $6.5 billion. 2 Non-GAAP adjusted for merger-related expenses. Refer to page 12 for a reconciliation of GAAP to non-GAAP financial measures. 1 64.6% 57.3% 55.2% 55.6% 63.1% 59.1% 62.5% 61.4% 61.1% 59.0% 59.8% 63.8% Bank of Marin Bancorp Peer Group Median 2017 2018 2019 2020 2021 Q1'22 50.0% 55.0% 60.0% 65.0% 70.0% Bank of Napa American River & early sub debt redemption (Non-GAAP 57.5%2) (Non-GAAP 57.5%2)

Q1 2022 & FY 2021 Results (Adjusted for one-time acquisition-related costs) 11 Nasdaq: BMRC 1 2022 and 2021 results are non-GAAP adjusted for merger-related expenses. Refer to page 12 for a reconciliation of GAAP to non-GAAP financial measures. 2 Excludes SBA PPP loans. Performance Measures Q1’22 Q4’21 △ Q1’22 vs Q4’21 FY 2021 FY 2020 △ FY 2021 vs FY 2020 Earnings 1 $10.9MM $10.5MM $0.4MM $38.1MM $30.2MM $7.9MM Diluted EPS 1 $0.68 $0.66 $0.02 $2.64 $2.22 $0.42 Loan Originations 2 $49.8MM $80.0MM $30.2MM $181.7MM $165.5MM $16.2MM Cost of Deposits 0.06% 0.06% 0 bps 0.07% 0.11% 4 bps Tax Equivalent NIM 2.96% 3.03% 7 bps 3.17% 3.55% 38 bps Efficiency Ratio 1 57.46% 53.63% 383 bps 57.51% 55.56% 195 bps Return on Assets 1 1.01% 0.97% 4 bps 1.08% 1.04% 4 bps Return on Equity 1 9.96% 9.19% 77 bps 9.67% 8.60% 107 bps Dividend $0.24 $0.24 $0.00 $0.94 $0.92 $0.02

Reconciliation of GAAP to Non-GAAP Financial Measures 12 Nasdaq: BMRC (in thousand, unaudited) Three months ended Twelve months ended Net income March 31, 2022 December 31, 2021 March 31, 2021 December 31, 2021 December 31, 2020 Net income (GAAP) $ 10,465 $ 9,714 $ 8,947 $ 33,228 $ 30,242 Merger-related one-time and conversion costs 547 1,098 — 6,458 — Income tax benefit of merger-related expenses (162) (307) — (1,547) — Total merger-related one-time and conversion costs, net of tax benefits 385 791 — 4,911 — Comparable net income (non-GAAP) $ 10,850 $ 10,505 $ 8,947 $ 38,139 $ 30,242 Diluted earnings per share Weighted average diluted shares 15,946 16,027 13,469 14,422 13,617 Diluted earnings per share (GAAP) $ 0.66 $ 0.61 $ 0.66 $ 2.30 $ 2.22 Merger-related one-time and conversion costs, net of tax benefits 0.02 0.05 — 0.34 — Comparable diluted earnings per share (non-GAAP) $ 0.68 $ 0.66 $ 0.66 $ 2.64 $ 2.22 Return on average assets Average assets $ 4,345,258 $ 4,298,766 $ 2,966,006 $ 3,537,163 $ 2,897,165 Return on average assets (GAAP) 0.98% 0.90% 1.21% 0.94% 1.04 % Comparable return on average assets (non-GAAP) 1.01% 0.97% 1.21% 1.08% 1.04 % Return on average equity Average stockholders' equity $ 441,626 $ 453,468 $ 355,022 $ 394,363 $ 351,494 Return on average equity (GAAP) 9.61% 8.50% 10.22% 8.43% 8.60 % Comparable return on average equity (non-GAAP) 9.96% 9.19% 10.22% 9.67% 8.60 % Efficiency ratio Non-interest expense (GAAP) $ 19,375 $ 18,984 $ 15,412 $ 72,638 $ 58,458 Merger-related expenses (547) (1,098) — (6,458) — Non-interest expense (non-GAAP) $ 18,828 $ 17,886 $ 15,412 $ 66,180 $ 58,458 Net interest income $ 29,898 $ 30,633 $ 22,031 $ 104,951 $ 96,659 Non-interest income $ 2,867 $ 2,719 $ 1,826 $ 10,132 $ 8,550 Efficiency ratio (GAAP) 59.13% 56.92% 64.60% 63.12% 55.56 % Comparable efficiency ratio (non-GAAP) 57.46% 53.63% 64.60% 57.51% 55.56%

3.80% 3.90% 3.98% 3.55% 3.17% 2.96% 3.79% 4.10% 4.10% 3.50% 3.29% 3.12% Bank of Marin Bancorp Peer Group Median 2017 2018 2019 2020 2021 Q1'22 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% Tax Equivalent Net Interest Margin 13 Nasdaq: BMRC 1 Peer group includes major exchange-traded Western region banks with assets of $1 billion to $6.5 billion. 1

Strong Capital Ratios Support Future Growth Opportunities 14 Nasdaq: BMRC 6.5% 8.0% 10.0% 5.0% 13.5% 13.5% 14.4% 8.9% Well Capitalized Threshold Bank of Marin Bancorp (as of 3/31/22) Common Equity Tier-One Risk- Based Capital Total Tier-One Risk-Based Capital Total Risk-Based Capital Tier-One Leverage

Peer Comparison Financial Measures (Adjusted for one-time acquisition-related costs) 15 Nasdaq: BMRC Performance Measures (dollars in thousands) BMRC Q1 2022 Peer Median Q1 2022 Percentile BMRC FY 2021 Peer Median FY 2021 Percentile Non-Interest Bearing/Total Deposits 50.78% 37.72% 94.2% 50.16% 38.36% 93.3 % Gross Loan Growth Rate (year-over-year)1 3.80% 1.40% 60.4% 8.00% 0.70% 82.2 % NPAs/Assets 0.20% 0.12% 34.8% 0.21% 0.14% 40.9 % Efficiency Ratio 2 57.46% 63.77% 64.7% 57.51% 59.83% 68.1 % Return on Average Assets 2 1.01% 1.02% 49.2% 1.08% 1.31% 28.8 % Return on Average Equity 2 9.96% 9.16% 57.4% 9.67% 12.01% 16.5 % Tangible Common Equity/ Tangible Assets 8.03% 8.02% 52.1% 8.76% 8.42% 62.7 % Annualized Net Income 2 /FTE (312 and 328, respectively) $ 139.1 $ 97.8 74.1% $ 116.3 $ 105.5 61.4 % Peers are major exchange-traded U.S. Western-region banks with $1 billion to $6.5 billion in assets. Source: Peer Median and Percentile obtained from S&P Global Market Intelligence as of March 31, 2022 and December 31, 2021. 1 Includes AMRB acquisition-related loan growth. 2 Non-GAAP adjusted for merger-related expenses. Refer to page 12 for a reconciliation of GAAP to non-GAAP financial measures.

$1.89 $1.27 $2.33 $2.48 $2.22 $2.30 $0.51 $0.56 $0.64 $0.80 $0.92 $0.94 $23.1 $33.2 Earnings per Share Dividends per Share Net Income 2016 2017 2018 2019 2020 2021 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 Dependable Earnings and Dividend Growth 16 Nasdaq: BMRC 1 Prior period share and per share data have been adjusted to reflect the two-for-one stock split effective in 2018. 11 D ol la rs p er s ha re $M M Bank of Napa Acquisition & Tax Cuts and Jobs Act

AMRB Acquisition Status Update 17 Nasdaq: BMRC Systems Conversion: • In March 2022, the Bank successfully migrated legacy ARB clients and employees onto Bank of Marin systems. Financial Performance: • EPS accretion has already exceeded modeled estimates. • One-time costs were lower than original estimates. • Expense savings are on track with some strategies still in process. Business Development: • Key strategic hires in place to enhance existing regional teams and expertise. • Market-specific business plan under development to achieve growth targets.

Bank of Marin’s Strategic Priorities 18 Nasdaq: BMRC Driving strategic and disciplined growth Grow our loyal customer base through RELATIONSHIP BANKING Develop talent and align resources to drive LOAN GROWTH Enhance service offerings and drive efficiencies with TECHNOLOGY

Contact Us 19 Nasdaq: BMRC Tim Myers President & Chief Executive Officer (415) 763-4970 timmyers@bankofmarin.com Tani Girton EVP, Chief Financial Officer (415) 884-7781 tanigirton@bankofmarin.com Media Requests: Yahaira Garcia-Perea Marketing & Corporate Communications Manager (916) 231-6703 yahairagarcia-perea@bankofmarin.com